EXHIBIT 10.37(c)

AMENDMENT NO. 2 TO
LICENSE AND SUPPLY AGREEMENT

This AMENDMENT NO. 2 TO LICENSE AND SUPPLY AGREEMENT (this “Amendment”) is entered into as of March 27, 2006, by and between PRONOVA BIOCARE AS, a corporation incorporated under the laws of Norway (“Pronova”), located at Postboks 420, Vollsveien 6, N-1327, Lysaker, Norway, and Reliant Pharmaceuticals, Inc., a Delaware corporation (“Reliant”), located at 110 Allen Road, Liberty Corner, New Jersey, 07938.

RECITALS

WHEREAS, Reliant and Pronova are parties to that certain License and Supply Agreement, dated as of August 9, 2004, as amended by Amendment No.1 thereto, dated November 19, 2004 (as so amended, the “Original Agreement”); and

WHEREAS, the parties desire to amend the Original Agreement in the manner set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pronova and Reliant hereby agree to be bound as follows:

1.               Definitions. Capitalized terms used but not defined herein shall have the respective meanings given to such terms in the Original Agreement.

2.               Section 1 - Amended Definitions. The following definition as contained in Section 1 of the Original Agreement shall be deleted in its entirety and replaced with the following:

“1.21  “Other Products” means any pharmaceutical product owned or licensed by or to PRONOVA that contains the API or an active pharmaceutical ingredient substantially similar to the API, including any and all dosage forms, formulas, strengths and package sizes and types thereof, whether or not currently marketed, and whether or not sold on a prescription or over-the-counter (OTC) basis, that is intended for commercialization outside the Territory, including, without limitation, the pharmaceutical products sold under the Zodin® trademark.”

3.               Section 9.1 – Reliant Improvements. Section 9.1 of the Original Agreement shall be deleted in its entirety and replaced with the following:

“9.1 Reliant Improvements. RELIANT shall be the sole owner of any discoveries, improvements, inventions, and/or proprietary technology arising from the development of the Product or any Additional Product invented solely by RELIANT or any of RELIANT’s subsidiaries, sublicensees or agents, including but not limited to any modifications such as new formulations or dosage forms, whether patentable or not (collectively, the “RELIANT Improvements”). Except as may otherwise be agreed to by the Parties or required by other contractual obligations of RELIANT, PRONOVA shall have a non-exclusive, perpetual, fully paid up, royalty free right (including free of any other payment) to make use of any RELIANT Improvement outside the Territory, subject in each case to the rights and obligations of the Parties under this Agreement. In addition, PRONOVA shall have the right to grant sublicenses to PRONOVA’s Affiliates or to other licensees to use such RELIANT Improvements outside the Territory; provided, however, that before RELIANT initiates any development programs in which such RELIANT Improvements are conceived or first reduced to practice, whether directly or through one or more Affiliates or other sublicensees, RELIANT may discuss with PRONOVA terms and conditions for such use, and any such terms and conditions agreed by the Parties prior to the initiation of such development programs shall apply to the grant of any such licenses or sublicenses to or by PRONOVA as contemplated by this sentence.”

4.               No Other Amendments. Except as specifically amended hereby, the Original Agreement shall continue in full force and effect as written.

5.               Entire Agreement. The Original Agreement (including all Schedules and Exhibits attached thereto), as amended by this Amendment, constitutes the entire agreement between the Parties and their Affiliates pertaining to the subject matter of hereof and thereof and supersedes all prior agreements.

6.               Governing Law. This Amendment shall be governed by the laws of the State of New York, United States of America, notwithstanding the provisions governing conflict of laws under such New York law to the contrary and without giving effect to the United Nations Convention on Contracts for the International Sale of Goods.

7.               Counterparts. This Amendment may be executed in any number of counterparts, each of which will be deemed to be an original and all of which taken together will be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties shall adopt any signatures received by a receiving fax machine as original signatures of the parties. Any Party providing its signature in faxed form will promptly forward to the other Party an original of the signed copy of this Amendment that was so faxed.

Signature Page Follows

IN WITNESS WHEREOF, the Parties hereto have duly executed this Amendment as of the date first written above.

RELIANT PHARMACEUTICALS, INC.

By:
Name:
Title:

PRONOVA BIOCARE A.S.

By:
Name:
Title: